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                                                                  EXHIBIT 10.195
                       AMENDMENT NO. 1 TO PROMISSORY NOTE
                              [ADDITIONAL ADVANCES]

                  THIS AMENDMENT NO. 1 TO PROMISSORY NOTE [ADDITIONAL ADVANCES] (this "Amendment") entered into as of this _9th____ day of November, 1999 but effective for all purposes as of September 30, 1999, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                 R E C I T A L S

                  Maker previously executed and delivered to Lender a Promissory Note dated December 23, 1998, in the original principal amount of $5,662,000.00 (the "Original Note") to evidence the Loan (the "Additional Advance") made pursuant to the terms of that certain Forbearance Agreement and Amendment No. 5 to Second Amended and Restated Loan and Security Agreement dated December 23, 1998, between Maker and Lender (the "Original Loan Agreement").

                  Maker and Lender previously entered into a letter agreement dated September 7, 1999 which extended the Maturity Date of the Original Note to October 1, 1999 (the "Additional Advance Letter "). The Original Note, as amended by the Additional Advance Letter, is called the "Additional Advance Note".

                  On even date herewith, the Maker and Lender have entered into a Third Amendment to Forbearance Agreement and Amendment No. 8 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Third Amendment"). The Third Amendment provides, among other things, for the extension of the Maturity Date for the Additional Advance Note. The Original Loan Agreement, as amended by Additional Advance Letter; the Third Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". Capitalized terms used in this Amendment that are defined in the Loan Agreement shall have the same meaning when used herein.

                  NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

                  1. Notwithstanding anything to the contrary contained in the Additional Advance Note, the Maker agrees that:

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                           (a) if not sooner paid, the entire unpaid principal
         balance of the Additional Advance Note, together with all accrued and unpaid interest and fees payable thereunder, shall be due and payable, in full, to the Lender on December 31, 2000 (the "Maturity Date"); and

                           (b) in the event that the aggregate amount of Project Release Fees payments actually received by the Holder prior to March 31,2000 does not equal or exceed $2,000,000.00 (the amount, if any, by which the aggregate amount of Project Release Fees payments actually received by the Lender prior to March 31,2000 is less than $2,000,000.00, is called the "Release Fee Shortfall"), then Maker shall, on March 31, 2000, pay to Holder a payment on the outstanding principal balance of the Additional Advance Note in an amount equal to the Release Fee Shortfall.

                  2. Maker hereby ratifies and confirms the Additional Advance Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Additional Advance Note for all purposes.

                  IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                         PREFERRED EQUITIES CORPORATION, a Nevada corporation

                         By:
                            ---------------------------------
                              Name: /s Jon A. Joseph
                                   --------------------------
                              Title: Vice President
                                   --------------------------
                                                           "MAKER"

                         FINOVA CAPITAL CORPORATION, a Delaware corporation

                         By:
                            ---------------------------------
                              Name:
                                   --------------------------
                              Title:
                                   --------------------------
                                                           "LENDER"


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State of Nevada                )
                               )
County of __________           )

                  This instrument was acknowledged before me on September 9th, 1999, by /s/ Jon A. Joseph, as Vice President, of PREFERRED EQUITIES CORPORATION, a Nevada corporation.

                                       ------------------------------------
                                                     Notary

                                      (My commission expires: ____________)

State of Arizona               )
                               )
County of Maricopa             )

                  This instrument was acknowledged before me on September ___, 1999, by ________________________, as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.

                                       ------------------------------------
                                                     Notary

                                      (My commission expires: ____________)


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